KEMPER GLOBAL AND INTERNATIONAL FUNDS
                              Global Discovery Fund
                   Kemper International Growth and Income Fund

                            SUPPLEMENT TO PROSPECTUS
                               DATED MARCH 1, 1999

                              --------------------

The following information replaces the "Average Annual Total Returns" table for the Global Discovery Fund on page 36 of the Prospectus:

Average annual total returns

                                                          Salomon Brothers
For periods ended                     Global                World Equity
December 31, 1998                 Discovery Fund        Extended Market Index
-----------------                 --------------        ---------------------
One Year                             16.43%                  5.93%
Five Years                           11.08%                  9.24%
Since Inception (9/10/91)            12.83%                 10.18%*
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*    Index comparison begins August 31, 1991.

The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses.

The following information replaces disclosure for the Kemper International Growth and Income Fund in the "Portfolio Manager" section of the Prospectus on page 65:

Lauren C. Lambert is a portfolio manager for the International Growth and Income Fund. She has been with the Fund as a portfolio manager since 1999, and she joined Scudder Kemper in 1994 as an equity analyst. She began her investment career in 1987. Prior to joining Scudder Kemper, she was an equity analyst at an unaffiliated investment management company.

April 14, 1999